Exhibit 10.5

FIRST AMENDMENT TO EMPLOYMENT AGREEMENT

This First Amendment to Employment Agreement (“First Amendment”), is made by and between Mary Berner (“Employee”) and Cumulus Media Inc. (“Company”) on the 30th day of March, 2016 (the “Amendment Effective Date”).

WHEREAS, Employee and Company are parties to that certain Employment Agreement dated September 29, 2015 (“Agreement”);

WHEREAS, the Parties wish to modify the terms of the Agreement in accordance with the terms hereof; and

WHEREAS, this First Amendment, once executed by the Parties, shall be incorporated into the Agreement and shall have the same force and effect as if it were part of the original Agreement between the Parties.

NOW THEREFORE, the Parties in consideration of the mutual promises set forth herein, hereby agree as follows:

1.	The first recital of the Agreement is deleted in its entirety and the following is inserted in lieu thereof:

“WHEREAS, the Company desires to employ the Executive in the capacity of President and Chief Executive Officer, and the Executive desires to be so employed.”

2.	The first sentence of Section 3(a) of the Agreement is deleted in its entirety and the following is inserted in lieu thereof:

“During the Term, the Executive shall, pursuant to the terms of this Agreement, serve as President and Chief Executive Officer of the Company, and shall report directly to the Board of Directors of the Company (the “Board”).”

3.	The second sentence of Section 3(b) of the Agreement is amended to add the words “President and ” before the words “Chief Executive Officer”.

4.	All capitalized terms used herein, unless given specific definitions in this First Amendment shall have the definition ascribed to such terms in the Agreement.

Except as expressly amended hereby, the Agreement shall remain in full force and effect in accordance with its terms.

This First Amendment may be executed in any number of counterparts, each of which when taken together shall constitute one and the same original instrument.

IN WITNESS WHEREOF, the parties hereto, intending to be legally bound, have executed this First Amendment the day and year indicated herein.

COMPANY

By:	/s/ Richard S. Denning
Richard S. Denning
Title: Senior Vice President, Secretary and General Counsel

EXECUTIVE

By:	/s/ Mary G. Berner
Mary G. Berner